                            SCHEDULE 14A INFORMATION
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                     the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                            COMPUTER HORIZONS CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

[LOGO]

May 7, 2003

To:  Registered Holders of Computer Horizons Corp. Common Stock
     ----------------------------------------------------------

From:  Computer Horizons Corp.

We are sending to you a copy of Computer Horizons' Investor Presentation, and an additional WHITE proxy card for your convenience.

Please send in the WHITE proxy card today for the May 14th Annual Meeting.

You may use ANY of the WHITE proxy cards you have received with Computer Horizons' proxy materials to vote with management.

Please make certain that you mark, sign, date and return your WHITE proxy card in the postage-paid priority mail envelope provided, or you may fax it to our proxy solicitor Morrow & Co., Inc., at (212) 754-8300, so that the WHITE proxy card is received prior to the May 14th Annual Meeting.

Only your latest dated proxy counts.

Thank you.